SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

Citigroup Mortgage Loan Trust 2007-OPX1
(as issuing entity)

Citigroup Mortgage Loan Trust Inc.
(as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2007, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2007-OPX1)

Citigroup Global Markets Realty Corp.
(as sponsor)

Delaware	333-138237-06	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On February 28, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust 2007-OPX1, Asset-Backed Pass-Through Certificates, Series 2007-OPX1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among the Citigroup Mortgage Loan Trust Inc. (the “Depositor”), Opteum Financial Services, LLC (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Trust Administrator”) and U.S. Bank National Association (including its successors in interest and any successor trustee under the Pooling Agreement, the “Trustee”). The Certificates consist of seventeen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1A Certificates,” the “Class A-1B Certificates,” the “Class A-2 Certificates,” the “Class A-3A Certificates,” the “Class A-3B Certificates,” the “Class A-4A Certificates,” the “Class A-4B Certificates,” the “Class A-5A Certificates,” the “Class A-5B Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class CE Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $603,341,258.09 as of February 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 15, 2007 (the “Purchase Agreement”), between Citigroup Global Markets Realty Corp. (the “Seller”) and Citigroup Mortgage Loan Trust Inc. (the “Depositor”). The Certificates (other than the Class CE and the Class P Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, attached here as Exhibit 1.1, dated February 15, 2007, between the Depositor and the Representative.

The Class CE Certificates and the Class P Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following Initial Certificate Principal Balances, Pass-Through Rates and Ratings:

Class	Initial Certificate Principal Balance (1)	Pass-Through Rate	Ratings
			Moody’s	S&P
Class A-1A	$187,439,000.00	Variable(2)	Aaa	AAA
Class A-1B	$46,859,000.00	Variable(2)	Aaa	AAA
Class A-2	$150,632,000.00	Variable(2)	Aaa	AAA
Class A-3A	$35,407,000.00	5.972% per annum(3)	Aaa	AAA
Class A-3B	$3,934,000.00	6.071% per annum(3)	Aaa	AAA
Class A-4A	$63,494,000.00	6.185% per annum(3)	Aaa	AAA
Class A-4B	$15,873,000.00	6.333% per annum(3)	Aaa	AAA
Class A-5A	$50,364,000.00	5.764% per annum(3)	Aaa	AAA
Class A-5B	$5,596,000.00	5.863% per annum(3)	Aaa	AAA
Class M-1	$16,592,000.00	6.025% per annum(3)	Aa2	AA
Class M-2	$11,161,000.00	6.421% per annum(3)	A2	A
Class M-3	$5,129,000.00	6.500% per annum(3)	Baa2	BBB
Class M-4	$3,017,000.00	6.500% per annum(3)	Baa3	BBB-
Class CE Interest	$7,844,158.09	Variable(3)	NR	NR
Class P Interest	$100.00	N/A	NR	NR
Class R	100% Interest	N/A	NR	NR
Class R-X	100% Interest	N/A	NR	NR
(1) Approximate.
(2) Calculated as described in the Prospectus Supplement.
(3) Calculated as set forth in the Pooling and Servicing Agreement.

The Certificates (other than the Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2006, and the Prospectus Supplement, dated February 15, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 15, 2007 by and between the Depositor and the Representative, relating to the Series 2007-OPX1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Citigroup Mortgage Loan Trust Inc., Opteum Financial Services, LLC as Servicer, Wells Fargo Bank, N.A. as Master Servicer and as Trust Administrator and U.S. Bank National Association as Trustee, relating to the Series 2007-OPX1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Matthew Bollo
Name:	Matthew Bollo
Title:	Assistant Vice President

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 15, 2007 by and between the Depositor and the Representative, relating to the Series 2007-OPX1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Citigroup Mortgage Loan Trust Inc., Opteum Financial Services, LLC as Servicer, Wells Fargo Bank, N.A. as Master Servicer and as Trust Administrator and U.S. Bank National Association as Trustee, relating to the Series 2007-OPX1 Certificates.